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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 25, 2004

                        LORAL SPACE & COMMUNICATIONS LTD.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

Islands of Bermuda                 1-14180                     13-3867424
---------------                   ----------                 -------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)               Identification
incorporation)                                                     Number)

                         c/o Loral SpaceCom Corporation
  600 Third Avenue, New York, New York                            10016
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)

               Registrant's telephone number, including area code:
                                 (212) 697-1105

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On July 15, 2003, Loral Space & Communications Ltd. and certain of its subsidiaries filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Code in the United States District Court for the Southern District of New York and parallel insolvency proceedings in the Supreme Court of Bermuda in which certain partners of KPMG were appointed as joint provisional liquidators.

Item 7.01. Regulation FD Disclosure.

            A copy of the disclosure statement referenced in Item 8.01 below may be obtained from the Bankruptcy Court's website located at http://www.nysb.uscourts.gov.

Item 8.01. Other Events.

            On October 22, 2004, Loral Space & Communications Ltd. (the "Company") and certain of its subsidiaries filed an amended plan of reorganization (the "Plan") and the related disclosure statement with the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Plan, which revises the terms of a plan of reorganization previously filed with the Bankruptcy Court on August 19, 2004, reflects a consensual agreement on financial terms between the Company and the Official Committee of Unsecured Creditors (the "Creditors' Committee") appointed in the Chapter 11 cases of the Company and certain of its subsidiaries. It is subject to final documentation and the resolution of certain other issues between the Company and the Creditors' Committee.

            The Bankruptcy Code does not permit solicitation of acceptances or rejections of the Plan until the Bankruptcy Court has approved the disclosure statement relating to the Plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan is subject to the confirmation and approval of the Bankruptcy Court and may be further amended by the Company, with the consent of the Creditors' Committee.

            A copy of the revised Plan is attached hereto as Exhibit 2.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)   Exhibits.

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Exhibit 2.1 First Amended Joint Plan of Reorganization

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Loral Space & Communications Ltd.

                                              By: /s/ Janet T. Yeung
                                                  ---------------------------
                                              Name:   Janet T. Yeung
                                              Title:  Vice President and
                                              Assistant Secretary

Date: October 25, 2004

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                                  EXHIBIT INDEX

  Exhibit                       Description
  -------         ------------------------------------------
Exhibit 2.1       First Amended Joint Plan of Reorganization